Scudder  Balanced Fund

Annual Report December 31, 1996

A fund that seeks a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed-income securities.
A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                                Table of Contents
   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
  10  Investment Portfolio
  16  Financial Statements
  19  Financial Highlights
  20  Notes to Financial Statements
  23  Report of Independent Accountants
  24  Tax Information
  25  Officers and Trustees
  26  Investment Products and Services
  27  How to Contact Scudder

                                    In Brief


o Scudder Balanced Fund provided a total return of 11.54% for the 12 months ended December 31, 1996.


o At the end of the period, the Fund's assets were allocated 60% in equities and 40% in fixed income securities (including cash equivalents).

o The equity portion of the Fund was concentrated on companies with consistent, above-average growth potential in areas such as health care, consumer staples, and technology.

o In the bond portion of the portfolio, the Fund's duration was shortened in an effort to limit the effects of rising interest rates.

                             2-SCUDDER BALANCED FUND

                        Letter From the Fund's President

Dear Shareholders,

     We are pleased to present the newly redesigned annual report for Scudder Balanced Fund. The new format is designed to enhance the attractiveness and readability of our shareholder reports. We hope you find it an improvement; let us know what you think.

     This annual report for Scudder Balanced Fund covers a period of continued strength for U.S. stocks and modest total returns for bonds. A generally favorable atmosphere contributed to the Fund's 11.54% total return for the 12 months ended December 31, 1996. The management discussion which begins on page 6 describes the environment and the Fund's positioning in detail.

     Scudder Balanced Fund is designed to provide growth through the ownership of stocks and relative stability and income from fixed-income securities. Thus, in a rising stock market the Fund's 60% allocation in growth stocks and 40% in quality bonds provided especially valuable diversification, appreciation, and balance at a time when investors were questioning how much further the U.S. stock market might rise. We continue to believe that Scudder Balanced Fund is an appropriate long- term holding that can provide consistent performance in varying market conditions.

     As part of Scudder's ongoing efforts to meet the needs of investors, we recently launched an innovative new product called Scudder Pathway Series. Pathway Series is a "fund of funds," consisting of four distinct portfolios:
Conservative, Balanced, Growth, and International. Each portfolio invests in a select mix of Scudder Funds, providing flexibility, diversification, and simplicity for regular and retirement plan investors. For more information on Scudder Fund products and services, please turn to page 26.

     Thank you for your continued investment in Scudder Balanced Fund. If you have any questions about your investment, please call a Scudder Investor Relations representative at 1-800-225-2470 or visit our Internet Web site at http://funds.scudder.com.


     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Balanced Fund

                             3-SCUDDER BALANCED FUND

SCUDDER BALANCED FUND
PERFORMANCE UPDATE as of December 31, 1996
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER BALANCED FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,154     11.54%   11.54%
Life of
 Fund*    $14,339     43.39%    9.45%

S&P 500 INDEX (60%)
AND LBAB INDEX (40%)
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,496      14.96%  14.96%
Life of
 Fund*    $16,136      61.36%  12.99%

*The Fund commenced operations on January 4, 1993.
Index comparisons begin January 31, 1993.


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Scudder Balanced Fund
Year            Amount
----------------------
1/31/93          $10,000
   6/93          $ 9,876
  12/93          $10,395
   6/94          $ 9,823
  12/94          $10,147
   6/95          $11,705
  12/95          $12,834
   6/96          $13,584
  12/96          $14,315

S&P 500 Index
Year             Amount
------------------------
1/31/93          $10,000
   6/93          $10,401
  12/93          $10,917
   6/94          $10,547
  12/94          $11,061
   6/95          $13,296
  12/95          $15,217
   6/96          $16,754
  12/96          $18,711


LBAB Index
Year             Amount
------------------------
1/31/93          $10,000
   6/93          $10,488
  12/93          $10,768
   6/94          $10,352
  12/94          $10,454
   6/95          $11,651
  12/95          $12,386
   6/96          $12,235
  12/96          $12,835



The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market and The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED DECEMBER 31

                       1993*    1994    1995    1996
                     ---------------------------------
NET ASSET VALUE...   $12.23    $11.63   $14.12  $14.60
INCOME DIVIDENDS..   $  .26    $  .31   $  .32  $  .34
CAPITAL GAINS
DISTRIBUTIONS.....        -         -      .25  $  .79
FUND TOTAL
RETURN (%)........     4.12     -2.39    26.48   11.54
INDEX TOTAL
RETURN (%)........     8.56      -.03    31.34   14.96


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year and life of Fund would have been lower.

                         4 - SCUDDER BALANCED FUND

PORTFOLIO SUMMARY as of December 31, 1996
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Common Stocks             60%
Fixed Income Holdings     36%
Cash Equivalents           4%          The Fund's asset allocation of stocks,
                         ----          fixed income holdings, and cash
                         100%          equivalents was maintained.
                         ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
EQUITY HOLDINGS
--------------------------------------------------------------------------
Consumer Staples               21%
Health                         17%
Technology                     15%         Five Largest Equity Holdings
Manufacturing                  12%         ------------------------------
Service Industries              9%         1. PHILLIP MORRIS COMPANIES INC.
Financial                       9%            Tobacco, food products and brewing
Consumer Discretionary          8%         2. COCA-COLA CO., INC.
Media                           5%            International soft drink company
Durables                        3%         3. GENERAL ELECTRIC CO.
Energy                          1%            Leading producer of electrical
                              ----            equipment
                              100%         4. MERCK & CO. INC.
                              ====            Leading drug manufacturer
                                           5. COLGATE-PALMOLIVE CO.
                                              Manufacturer of household and
                                              personal care products


Despite slowing earnings growth rates and rising interest rates in 1996, stocks of large companies were among the best performers.


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
FIXED INCOME HOLDINGS (Excludes 4% Cash Equivalents)
--------------------------------------------------------------------------
TYPE                                          QUALITY
----                                          -------
Corporate Bonds               36%             AAA                           60%
U.S. Gov't Pass-Thrus         27%             AA                             6%
U.S. Gov't Agencies           17%             A                             12%
Gov't National Mortgage                       BBB                           22%
Association                    8%                                          ----
Asset-Backed Securities        8%                                          100%
Foreign Bonds-U.S $                                                        ====
Denominated                    4%
                             ----
                             100%

Shortening duration helped to limit the effects of higher interest rates.
-----------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 9.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                         5 - SCUDDER BALANCED FUND

                         Portfolio Management Discussion

Dear Shareholders,

Stocks recorded their second consecutive year of outstanding performance while bonds provided positive, but more modest, total returns in 1996. Scudder Balanced Fund's conservative approach to investing in growth stocks and quality bonds provided a total return of 11.54% for the 12-month period ended December 31, 1996. The Fund's benchmark, which consists of 60% S&P 500 and 40% Lehman Aggregate Bond Index, returned 14.96% for the same period. The Fund's total return represents an increase in its net asset value from $14.12 at the end of 1995 to $14.60 on December 31, 1996, as well as per share income and capital gain distributions of $0.34 and $0.79, respectively.

                                An Environment of
                              Increased Volatility

The positive forces that contributed to the excellent performance of stocks in 1995 generally continued in 1996. Relatively low interest rates, benign inflation, and expanding corporate earnings all had a favorable effect on stock prices. In addition, 1996 marked a period of record inflows into mutual funds, which were rapidly invested by portfolio managers, who maintained relatively low cash holdings.

However, stronger than expected economic growth periodically raised the prospect of accelerating inflation at several points in 1996, causing interest rates to rise and bond prices to decline over the first half of the year. While interest rates remained relatively low by recent standards, higher rates at mid-year raised concerns about the sustainability of corporate earnings and stock valuations. The stock market rally was briefly interrupted as a result of these fears and earnings disappointments at selected companies. However, growth moderated in the second half of the year, relieving upward pressure on interest rates, and stocks and bonds recovered.

For stock investors, industry sectors and categories of stocks (cyclicals and economically sensitive issues) rotated in and out of favor rapidly throughout the year, in response to conflicting economic reports and shifting earnings expectations. In this uncertain and changing environment, stocks of large, blue chip companies generally drove the stock market indices higher. Investors preferred stocks with solid earnings, industry dominance, and excellent liquidity characteristics. In addition, value stocks tended to outperform growth stocks towards the end of the year.

                              A Focus on Individual
                                 Stock Selection

With respect to the equity portion of the portfolio, which composed 60% of portfolio assets at the end of the period, our investment strategy is focused on investing in companies with consistent, above-average earnings growth. We invested with the expectation that the economic environment would be modest at best, inflation would remain under control, and rapid earnings growth would be increasingly hard to sustain for more cyclically sensitive companies and industries. We held true to our strategy of investing in those companies that we believed would deliver solid earnings growth, and focused on companies with solid long-term franchises, experienced management teams, and dominant market

                             6-SCUDDER BALANCED FUND
shares in growing industries.

While the Fund's sector weightings in the equity portion of the portfolio remained close to that of its unmanaged benchmark -- the S&P 500 -- our approach was to focus on selecting individual stocks, not industry sectors. Any overweighting of specific sectors was the residual result of our individual stock selection. The largest industry representations in the equity portion of the portfolio were in the health care, consumer staples, and technology sectors. All of these sectors provided a fertile hunting ground for great growth companies. The weightings in these sectors have remained relatively unchanged over the past year.

Although the health care sector was a weak performer during most of the period, we maintained our exposure at 17% of equity portfolio assets because we believed in the strength of our individual holdings. Towards the end of the period, health care stocks rebounded to become one of the Fund's best performing sectors. During the year, we established a number of new health care positions, including SmithKline Beecham and Pfizer. We were able to buy what we believe is the highest quality provider of information technology to hospitals, HMO's and doctors' practices -- HBO & Company -- at a seemingly bargain price. HBO has been a stellar performer, as was Merck and SmithKline Beecham.

In the financial sector, which composed 9% of equity portfolio assets at the end of the period, the Fund was relatively overweight for most of 1996, even though we reduced selected holdings during the year. We lightened these holdings due to increased concerns that the Federal Reserve might raise rates. We held shares of some of what we believe are excellent companies, including NationsBank, State Street Boston, and MBIA, which benefited from the consolidation that is continuing in this industry.

An area of significantly decreased emphasis was the consumer discretionary, or retail, sector. We believe that fundamental support for these stocks going forward is not strong at this point in the economic cycle, with personal income stagnating and consumer debt near all time highs. In addition, the Fund had no exposure to domestic communications stocks for most of the year. The intense competition between local access providers, long distance companies, and Regional Bell Operating Companies in the U.S. made for very interesting reading, but not very rewarding investing, in our opinion. However, towards the end of the period we added Nokia, the Finnish provider of cellular telephone equipment and handsets.

                              A Defensive Strategy
                                    for Bonds

Total returns for bonds were modest in 1996, as rising interest rates eroded bond prices. During this period we managed the fixed income portion of the portfolio actively, seeking to capitalize on shifts in relative valuation among the Treasury, mortgage, and corporate sectors. At the end of the period, 40% of portfolio assets was invested in fixed income securities, including short-term cash equivalents. Our strategy in this changing environment was a defensive one. We attempted to reduce sensitivity to changes in interest rates by shortening duration. Shorter duration securities tend to be less sensitive to changes in

                             7-SCUDDER BALANCED FUND
interest rates and experience more limited price changes than longer duration securities. We achieved a shorter portfolio duration primarily by reducing holdings of Treasury securities from 58% to 17% of fixed income portfolio assets, with most of the reduction occurring during the first half of the year. We redeployed assets in several areas, including corporate bonds, mortgage securities, and short-term cash equivalents.

Corporate bonds turned out to be the strongest performing sector of the bond market in 1996. We held an overweighted position in corporates at the beginning of the year and continued to add to our position throughout 1996. In selecting corporate bonds for the portfolio, we carefully evaluate the quality of each bond, giving consideration to the issuer's financial condition and ability to make interest payments. We maintained a strong emphasis on quality in the bond portfolio, closing the year with an average quality rating of AA.

Mortgage securities also became an increasing proportion of the portfolio during the year. These securities, which typically offer a yield premium over Treasuries, became more attractive values as interest rates rose in the first half of the year. Mortgage securities played a significant role in providing stability, diversification, and attractive income to the Fund.

                                  Looking Ahead

Last year we underestimated the durability of the economic cycle, anticipating that the expansion was waning. We are now entering our seventh year of economic

                             8-SCUDDER BALANCED FUND
expansion and the economy seems to be growing at a reasonable and non-inflationary 2-3% clip. It is hard to find evidence that the economy will do anything other than stay on its current path. And, while the stock market expansion is clearly entering old age, the factors which typically lead to a significant correction have not been evident. As a result, we are relatively sanguine about the direction of stock market leadership in 1997, and have not built any specific cyclical assumptions into the Fund's equity holdings.

On the fixed income side, we expect a favorable environment. Without more concrete signs of accelerating inflation, we believe the Federal Reserve will not raise short-term interest rates. In this portion of the portfolio, we will continue to focus on attractive values in the corporate, mortgage, and Treasury sectors that meet our requirements for quality and creditworthiness.

While it is hard to predict  exactly how the markets  will  perform in 1997,  we
believe  that  Scudder  Balanced  Fund's   all-weather   approach  will  provide
relatively consistent returns in varying market conditions.

Sincerely,
Your Portfolio Management Team

/s/Valerie F. Malter     /s/William M. Hutchinson
Valerie F. Malter        William M. Hutchinson
Lead Portfolio
Manager

                             Scudder Balanced Fund:
                          A Team Approach to Investing

  Scudder Balanced Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Lead Portfolio Manager Valerie F. Malter assumed responsibility for the Fund's day-to-day management and investment strategies in September 1995. Valerie has 10 years of experience as an analyst covering a wide range of industries, and three years of portfolio management experience focusing on the stocks of companies with medium- to large-sized market capitalizations. Portfolio Manager William M. Hutchinson heads up the Fund's fixed-income investment strategy and security selection. Bill, who has been with the Fund since its introduction and Scudder since 1986, has over 20 years of investment experience.

                             9-SCUDDER BALANCED FUND

                               INVESTMENT PORTFOLIO AS OF DECEMBER 31, 1996

                                                                                               PRINCIPAL      MARKET
                                                                                               AMOUNT ($)    VALUE ($)
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 3.6%
---------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 12/31/96 at 6% to be repurchased at $4,007,335 on 1/2/97, collateralized by a $3,775,000 U.S. Treasury
  Note, 7.125%, 2/15/23 (Cost $4,006,000)...................................................   4,006,000    4,006,000

U.S. GOVERNMENT & AGENCIES 6.0%
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond, 7.25%, 5/15/16 .........................................................     500,000      527,970
U.S. Treasury Bond, 7.875%, 2/15/21 ........................................................     500,000      565,155
U.S. Treasury Bond, 6.25%, 8/15/23..........................................................     500,000      468,750
U.S. Treasury Note, 6.875%, 7/31/99.........................................................   1,000,000    1,020,310
U.S. Treasury Note, 5.875%, 11/15/99........................................................   1,500,000    1,494,135
U.S. Treasury Note, 6.125%, 7/31/00 ........................................................   1,000,000    1,000,000
U.S. Treasury Note, 5.75%, 10/31/00 ........................................................     750,000      740,040
U.S. Treasury Note, 5.75%, 8/15/03 .........................................................   1,000,000      970,000
---------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCIES (COST $6,849,586)                                                          6,786,360
---------------------------------------------------------------------------------------------------------------------

GOV'T NATIONAL MORTGAGE ASSOCIATION 2.9%
---------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association Pass-Thru, 9.5%, 8/15/19...........................      26,483       28,751
Government National Mortgage Association Pass-Thru, 8.5% with various maturities to 9/15/26.   2,013,862    2,088,382
Government National Mortgage Association Pass-Thru, 10%, 2/15/25............................   1,066,620    1,174,775
---------------------------------------------------------------------------------------------------------------------
TOTAL GOV'T NATIONAL MORTGAGE ASSOCIATION (COST $3,258,408)                                                 3,291,908
---------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCY PASS-THRUS 9.9%
---------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 8%, 4/1/08................................................   1,747,241    1,798,837
Federal National Mortgage Association, 6.5% with various maturities to 1/1/26...............   3,420,975    3,267,031
Federal National Mortgage Association, 7% with various maturities to 9/1/26.................   6,163,558    6,027,516
---------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY PASS-THRUS (COST $11,069,122)                                                 11,093,384
---------------------------------------------------------------------------------------------------------------------

FOREIGN BONDS - U.S.$ DENOMINATED 1.5%
---------------------------------------------------------------------------------------------------------------------
Abbey National PLC Global Medium Term Note, 6.69%, 10/17/05.................................     750,000      736,733
Province of Ontario Global, 6%, 2/21/06.....................................................   1,000,000      951,250
---------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS - U.S.$ DENOMINATED (COST $1,744,743)                                                   1,687,983
---------------------------------------------------------------------------------------------------------------------

ASSET BACKED SECURITIES 3.0%
---------------------------------------------------------------------------------------------------------------------
Automobile Receivables 1.8%
Ford Credit Automobile Trust, Series 1996-A A4, 6.75%, 9/15/00..............................   1,000,000    1,014,560
Premier Auto Trust Asset Backed Certificate, Series 1996-3 A4, 6.75%, 11/6/00...............   1,000,000    1,011,250
                                                                                                         ------------
                                                                                                            2,025,810
                                                                                                         ------------
The accompanying notes are an integral part of the financial statements.

                                10 - SCUDDER BALANCED FUND


                                                                                               PRINCIPAL      MARKET
                                                                                               AMOUNT ($)    VALUE ($)
---------------------------------------------------------------------------------------------------------------------
CREDIT CARD RECEIVABLES 1.2%
Sears Credit Account Master Trust, Series 1995-4, 6.25%, 1/15/03............................   1,400,000    1,405,684
---------------------------------------------------------------------------------------------------------------------
TOTAL ASSET BACKED SECURITIES (COST $3,396,960)                                                             3,431,494
---------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS 12.9%
---------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 0.8%
ITT Corp., 7.375%, 11/15/15.................................................................   1,000,000      957,000
CONSUMER STAPLES 0.5%                                                                                    ------------
Seagram Co., Ltd., 8.35%, 1/15/22...........................................................     500,000      545,080
FINANCIAL 5.3%                                                                                           ------------
Associates Corp. of North America, 6.625%, 5/15/01..........................................     500,000      499,790
Capital One Bank Medium Term Note, 5.95%, 2/15/01...........................................   1,000,000      965,840
Ford Motor Credit Co., 6.25%, 2/26/98.......................................................     250,000      250,623
General Electric Capital Services Inc., 7.5%, 8/21/35.......................................     250,000      259,603
Highwoods/Forsyth L.P., 7%, 12/1/06.........................................................   1,500,000    1,479,330
Southern National Corp., 7.05%, 5/23/03.....................................................   1,000,000    1,009,060
Spieker Properties, Inc., 7.875%, 12/1/16 ..................................................     750,000      744,375
Wells Fargo & Co., 6.875%, 4/1/06...........................................................     750,000      737,497
                                                                                                         ------------
                                                                                                            5,946,118
                                                                                                         ------------

MEDIA 2.1%
News America Holdings Inc., 8.5%, 2/15/05...................................................     750,000      803,212
Tele-Communications, Inc., 8%, 8/1/05.......................................................     750,000      735,330
Time Warner Inc., 9.125%, 1/15/13...........................................................     750,000      818,775
                                                                                                         ------------
                                                                                                            2,357,317
                                                                                                         ------------

DURABLES 2.3%
Boeing Co., 6.875%, 10/15/43 ...............................................................     250,000      235,505
Comdisco, Inc., Senior Note, 5.75%, 2/15/01.................................................     750,000      725,992
Ford Motor Co., 8.875%, 1/15/22.............................................................     500,000      577,560
Lockheed Martin Corp., 7.75%, 5/1/26........................................................     500,000      519,340
Northrop Grumman Corp., 7.875%, 3/1/26......................................................     500,000      501,165
                                                                                                         ------------
                                                                                                            2,559,562
                                                                                                         ------------

MANUFACTURING 0.5%
Nova Corp. of Alberta, 7.875%, 4/1/23.......................................................     500,000      526,450
TECHNOLOGY 0.5%                                                                                          ------------
Loral Corp., 8.375%, 6/15/24................................................................     500,000      553,505
                                                                                                         ------------
The accompanying notes are an integral part of the financial statements.

                                11 - SCUDDER BALANCED FUND


                                                                                               PRINCIPAL      MARKET
                                                                                               AMOUNT ($)    VALUE ($)
---------------------------------------------------------------------------------------------------------------------
ENERGY 0.9%
PanEnergy Corp., 7.375%, 9/15/03............................................................   1,000,000    1,027,290
---------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $14,377,564)                                                                   14,472,322
---------------------------------------------------------------------------------------------------------------------

COMMON STOCKS 60.2%
---------------------------------------------------------------------------------------------------------------------
                                                                                                 Shares
---------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY 4.9%
DEPARTMENT & CHAIN STORES 3.3%
Federated Department Stores, Inc.*..........................................................      18,500      631,312
Home Depot, Inc.............................................................................      13,400      671,675
Price/Costco Inc.*..........................................................................      50,600    1,271,325
Wal-Mart Stores Inc.........................................................................      47,600    1,088,850
                                                                                                         ------------
                                                                                                            3,663,162
                                                                                                         ------------

HOTELS & CASINOS 0.7%
Host Marriott Corp.*........................................................................      51,600      825,600
SPECIALTY RETAIL 0.9%                                                                                    ------------
Corporate Express, Inc.*....................................................................      34,800    1,024,425
CONSUMER STAPLES 12.5%                                                                                   ------------
ALCOHOL & TOBACCO 3.7%
Anheuser-Busch Companies, Inc. .............................................................      35,300    1,412,000
Philip Morris Companies Inc.................................................................      23,900    2,691,738
                                                                                                         ------------
                                                                                                            4,103,738
                                                                                                         ------------

CONSUMER ELECTRONIC & PHOTOGRAPHIC PRODUCTS 0.7%
Duracell International Inc..................................................................      11,700      817,538
FOOD & BEVERAGE 2.3%                                                                                     ------------
Coca-Cola Co., Inc..........................................................................      48,400    2,547,050
PACKAGE GOODS/COSMETICS 5.8%                                                                             ------------
Avon Products Inc...........................................................................      25,300    1,445,263
Colgate-Palmolive Co........................................................................      18,800    1,734,300
Gillette Co.................................................................................      12,000      933,000
Procter & Gamble Co.........................................................................      16,100    1,730,750
Revlon, Inc. "A"*...........................................................................      24,300      725,962
                                                                                                         ------------
                                                                                                            6,569,275
                                                                                                         ------------

HEALTH 10.3%
BIOTECHNOLOGY 0.8%
Amgen Inc.*.................................................................................      15,500      842,812
                                                                                                         ------------
The accompanying notes are an integral part of the financial statements.

                                12 - SCUDDER BALANCED FUND


                                                                                                              MARKET
                                                                                                  SHARES     VALUE ($)
---------------------------------------------------------------------------------------------------------------------
HEALTH INDUSTRY SERVICES 1.3%
HBO & Company...............................................................................      12,900      765,938
United Healthcare Corp......................................................................      15,900      715,500
                                                                                                         ------------
                                                                                                            1,481,438
                                                                                                         ------------

MEDICAL SUPPLY & SPECIALTY 0.9%
Medtronic Inc...............................................................................      14,700      999,600
PHARMACEUTICALS 7.3%                                                                                     ------------
American Home Products Corp.................................................................      13,200      773,850
Eli Lilly & Co..............................................................................      10,519      767,887
Johnson & Johnson...........................................................................      30,400    1,512,400
Merck & Co. Inc.............................................................................      24,100    1,909,925
Novartis AG (ADR)*..........................................................................      13,200      754,875
Pfizer, Inc.................................................................................      17,000    1,408,875
SmithKline Beecham PLC (ADR)................................................................      16,400    1,115,200
                                                                                                         ------------
                                                                                                            8,243,012
                                                                                                         ------------

FINANCIAL 5.1%
BANKS 1.7%
NationsBank Corp............................................................................       7,300      713,575
State Street Boston Corp....................................................................      18,300    1,180,350
                                                                                                         ------------
                                                                                                            1,893,925
                                                                                                         ------------

INSURANCE 2.3%
American International Group, Inc...........................................................      14,850    1,607,512
MBIA Inc....................................................................................       9,600      972,000
                                                                                                         ------------
                                                                                                            2,579,512
                                                                                                         ------------

CONSUMER FINANCE 0.5%
Associates First Capital Corp...............................................................      12,500      551,563
OTHER FINANCIAL COMPANIES 0.6%                                                                           ------------
Federal National Mortgage Association.......................................................      19,200      715,200
                                                                                                         ------------

MEDIA 3.1%
ADVERTISING 1.2%
Interpublic Group of Companies Inc..........................................................      28,500    1,353,750
BROADCASTING & ENTERTAINMENT 1.9%                                                                        ------------
Clear Channel Communications, Inc.*.........................................................      38,800    1,401,650
Walt Disney Co..............................................................................       9,700      675,363
                                                                                                         ------------
                                                                                                            2,077,013
                                                                                                         ------------
The accompanying notes are an integral part of the financial statements.

                                13 - SCUDDER BALANCED FUND


                                                                                                              MARKET
                                                                                                  SHARES     VALUE ($)
---------------------------------------------------------------------------------------------------------------------
SERVICE INDUSTRIES 5.3%
Electronic Data Processing Services 2.3%
Electronic Data Systems Corp................................................................      36,000    1,557,000
First Data Corp.............................................................................      27,200      992,800
                                                                                                         ------------
                                                                                                            2,549,800
                                                                                                         ------------

ENVIRONMENTAL SERVICES 0.4%
U.S. Filter Corp.*..........................................................................      13,100      415,925
MISCELLANEOUS COMMERCIAL SERVICES 0.5%                                                                   ------------
Sensormatic Electronics Corp................................................................      33,600      562,800
MISCELLANEOUS CONSUMER SERVICES 1.4%                                                                     ------------
CUC International Inc.*.....................................................................      29,350      697,063
Service Corp. International.................................................................      33,700      943,600
                                                                                                         ------------
                                                                                                            1,640,663
                                                                                                         ------------

PRINTING/PUBLISHING 0.7%
Reuters Holdings PLC "B" (ADR)..............................................................      10,400      795,600
                                                                                                         ------------
DURABLES 2.1%
Telecommunications Equipment
Ascend Communications, Inc.*................................................................      14,500      900,812
Cascade Communications Corp.*...............................................................       8,900      490,613
Nokia AB Oy (ADR)...........................................................................      16,700      962,337
                                                                                                         ------------
                                                                                                            2,353,762
                                                                                                         ------------

MANUFACTURING 7.4%
CHEMICALS 1.8%
Monsanto Co.................................................................................      31,600    1,228,450
Praxair Inc.................................................................................      16,300      751,838
                                                                                                         ------------
                                                                                                            1,980,288
                                                                                                         ------------

DIVERSIFIED MANUFACTURING 2.7%
General Electric Co.........................................................................      23,900    2,363,112
Honeywell, Inc..............................................................................      11,100      729,825
                                                                                                         ------------
                                                                                                            3,092,937
                                                                                                         ------------

ELECTRICAL PRODUCTS 1.9%
Emerson Electric Co.........................................................................      15,600    1,509,300
FORE Systems, Inc.*.........................................................................      19,400      637,775
                                                                                                         ------------
                                                                                                            2,147,075
                                                                                                         ------------

OFFICE EQUIPMENT/SUPPLIES 1.0%
Xerox Corp..................................................................................      21,800    1,147,225
                                                                                                         ------------
The accompanying notes are an integral part of the financial statements.

                                14 - SCUDDER BALANCED FUND


                                                                                                              MARKET
                                                                                                 SHARES      VALUE ($)
---------------------------------------------------------------------------------------------------------------------
TECHNOLOGY 8.9%
COMPUTER SOFTWARE 3.4%
Computer Associates International, Inc......................................................      15,350      763,662
Informix Corp.*.............................................................................      37,300      759,987
Microsoft Corp.*............................................................................      20,800    1,718,600
Oracle Systems Corp.*.......................................................................      13,200      551,100
                                                                                                         ------------
                                                                                                            3,793,349
                                                                                                         ------------

ELECTRONIC DATA PROCESSING 0.7%
Ceridian Corp.*.............................................................................      19,800      801,900
Office/Plant Automation 2.5%                                                                             ------------
3Com Corp.*.................................................................................       9,600      704,400
Cabletron Systems Inc.*.....................................................................      30,600    1,017,450
Cisco Systems, Inc.*........................................................................      17,100    1,087,987
                                                                                                         ------------
                                                                                                            2,809,837
                                                                                                         ------------

SEMICONDUCTORS 2.3%
Advanced Micro Devices Inc.*................................................................      27,900      718,425
Atmel Corp.*................................................................................      24,300      804,937
Intel Corp..................................................................................       7,900    1,034,406
                                                                                                         ------------
                                                                                                            2,557,768
                                                                                                         ------------

ENERGY 0.6%
Oil/Gas Transmission
Enron Corp..................................................................................      16,100      694,313
---------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $52,130,259)                                                                     67,631,855
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO - 100.0% (COST $96,832,642) (A)                                                112,401,306
---------------------------------------------------------------------------------------------------------------------

*   Non-income producing security.

(a) The cost for federal income tax purposes was $96,910,745. At December 31, 1996, net unrealized appreciation for all securities based on tax cost was $15,490,561. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $16,926,377 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,435,816.

The accompanying notes are an integral part of the financial statements.


                                15 - SCUDDER BALANCED FUND


                                         FINANCIAL STATEMENTS

                                   STATEMENT OF ASSETS AND LIABILITIES

                                        AS OF DECEMBER 31, 1996

ASSETS
---------------------------------------------------------------------------------------------------------------
          Investments, at market (identified cost $96,832,642) (Note A).............   $ 112,401,306
          Cash......................................................................             273
          Receivable for Fund shares sold...........................................       1,096,112
          Dividends and interest receivable.........................................         607,576
          Foreign taxes recoverable.................................................             143
          Deferred organization expenses (Note A)...................................           9,649
                                                                                       -------------
          Total assets..............................................................     114,115,059

LIABILITIES
---------------------------------------------------------------------------------------------------------------
          Payable for investments purchased.........................................         161,428
          Payable for Fund shares redeemed..........................................       4,300,080
          Accrued management fee (Note C)...........................................          15,486
          Other accrued expenses (Note C)...........................................          96,523
                                                                                       -------------
          Total liabilities.........................................................       4,573,517
---------------------------------------------------------------------------------------------------------------
          NET ASSETS, AT MARKET VALUE...............................................   $ 109,541,542
---------------------------------------------------------------------------------------------------------------

NET ASSETS
---------------------------------------------------------------------------------------------------------------
          Net assets consist of:
          Undistributed net investment income.......................................          94,771
          Net unrealized appreciation on investments................................      15,568,664
          Accumulated net realized loss.............................................         (78,103)
          Paid-in capital...........................................................      93,956,210
---------------------------------------------------------------------------------------------------------------
          NET ASSETS, AT MARKET VALUE...............................................   $ 109,541,542
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
---------------------------------------------------------------------------------------------------------------
          Net Asset Value, offering and redemption price per share ($109,541,542/
          7,502,830 outstanding shares of beneficial interest, $.01 par value,         -------------
          unlimited number of shares authorized)....................................   $       14.60
                                                                                       -------------
The accompanying notes are an integral part of the financial statements.

                                    16 - SCUDDER BALANCED FUND


                                      STATEMENT OF OPERATIONS
                                    YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------
          Income:
          Interest..................................................................   $   2,778,721
          Dividends (net of foreign taxes withheld of $6,476).......................         775,325
                                                                                       -------------
                                                                                           3,554,046

          Expenses:
          Management fee (Note C)...................................................         727,534
          Services to shareholders (Note C).........................................         449,714
          Custodian and accounting fees (Note C)....................................          67,110
          Trustees' fees and expenses (Note C)......................................          37,982
          Reports to shareholders...................................................          42,356
          Auditing..................................................................          44,612
          Registration fees.........................................................          27,823
          Legal.....................................................................          12,736
          Amortization of organization expenses (Note A)............................           9,626
          Other.....................................................................           6,965
                                                                                       -------------
          Total expenses before reductions..........................................       1,426,458
          Expense reductions (Note C)...............................................        (387,170)
                                                                                       -------------
          Expenses, net.............................................................       1,039,288
---------------------------------------------------------------------------------------------------------------
          NET INVESTMENT INCOME.....................................................       2,514,758
---------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------------------------------------------
          Net realized gain from:
          Investments...............................................................       4,835,596
          Foreign currency related transactions.....................................          71,376
                                                                                       -------------
                                                                                           4,906,972
                                                                                       -------------
          Net unrealized appreciation (depreciation) during the period on:
          Investments...............................................................       3,889,999
          Foreign currency related transactions.....................................          (1,248)
                                                                                       -------------
                                                                                           3,888,751
---------------------------------------------------------------------------------------------------------------
          NET GAIN ON INVESTMENT TRANSACTIONS.......................................       8,795,723
---------------------------------------------------------------------------------------------------------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................   $  11,310,481
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                       17 - SCUDDER BALANCED FUND


                                    STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEARS ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                                                           1996             1995
---------------------------------------------------------------------------------------------------------------------
          Operations:
          Net investment income.....................................................   $   2,514,758   $   1,928,669
          Net realized gain from investment transactions............................       4,906,972       2,899,315
          Net unrealized appreciation on investment transactions during the period..       3,888,751      12,905,909
                                                                                       -------------   -------------
          Net increase in net assets resulting from operations......................      11,310,481      17,733,893
                                                                                       -------------   -------------
          Distributions to shareholders:
          From net investment income................................................      (2,447,716)     (1,901,397)
                                                                                       -------------   -------------
          From net realized gains...................................................      (5,755,741)     (1,503,700)
                                                                                       -------------   -------------
          Fund share transactions:
          Proceeds from shares sold.................................................      39,011,632      29,440,217
          Net asset value of shares issued to shareholders in reinvestment of
             distributions..........................................................       8,015,313       3,318,154
          Cost of shares redeemed...................................................     (30,743,649)    (22,968,196)
                                                                                       -------------   -------------
          Net increase in net assets from Fund share transactions...................      16,283,296       9,790,175
                                                                                       -------------   -------------
          Increase in net assets....................................................      19,390,320      24,118,971
          Net assets at beginning of period.........................................      90,151,222      66,032,251
          Net assets at end of period (including undistributed net investment income   -------------   -------------
          of $94,771 and $52,550, respectively).....................................   $ 109,541,542   $  90,151,222
                                                                                       -------------   -------------

OTHER INFORMATION
---------------------------------------------------------------------------------------------------------------------
          Increase (decrease) in Fund shares
          Shares outstanding at beginning of period.................................       6,386,156       5,680,135
                                                                                       -------------   -------------
          Shares sold...............................................................       2,665,524       2,222,129
          Shares issued to shareholders in reinvestment of distributions............         547,246         241,695
          Shares redeemed...........................................................      (2,096,096)     (1,757,803)
                                                                                       -------------   -------------
          Net increase in Fund shares...............................................       1,116,674         706,021
                                                                                       -------------   -------------
          Shares outstanding at end of period.......................................       7,502,830       6,386,156
                                                                                       -------------   -------------

The accompanying notes are an integral part of the financial statements.


                                          18 - SCUDDER BALANCED FUND


                                        FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                     FOR THE PERIOD
                                                                                                    JANUARY 4, 1993
                                                                                                     (COMMENCEMENT
                                                                                                     OF OPERATIONS)
                                                                      YEARS ENDED DECEMBER 31        TO DECEMBER 31,
                                                               1996(A)        1995          1994          1993
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....................       $14.12        $11.63        $12.23         $12.00
Income from investment operations:                      ---------------------------------------------------------
Net investment income...................................          .36           .32           .31            .26
Net realized and unrealized gain on investments.........         1.25          2.74          (.60)           .23
                                                        ---------------------------------------------------------
Total from investment operations........................         1.61          3.06          (.29)           .49
Less distributions from:                                ---------------------------------------------------------
Net investment income...................................         (.34)         (.32)         (.31)          (.26)
Net realized gains on investment transactions...........         (.79)         (.25)           --             --
                                                        ---------------------------------------------------------
Total distributions.....................................        (1.13)         (.57)         (.31)          (.26)
                                                        ---------------------------------------------------------
Net asset value, end of period..........................       $14.60        $14.12        $11.63         $12.23
-----------------------------------------------------------------------------------------------------------------
Total Return (%)........................................        11.54         26.48         (2.39)         4.12*
Ratios and Supplemental Data
Net assets, end of period ($ millions)..................          110            90            66             64
Ratio of operating expenses, net to average daily net
  assets (%)............................................         1.00          1.00          1.00           1.00
Ratio of operating expenses before expense reductions,
  to average daily net assets (%).......................         1.37          1.40          1.47           1.53
Ratio of net investment income to average daily net
  assets (%)............................................         2.42          2.51          2.66           2.43
Portfolio turnover rate (%).............................         69.7         103.3         105.4           99.3
Average commission rate paid (b)........................      $0.0551        $   --        $   --         $   --

(a) Based on monthly average shares outstanding during the period.

(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.

*   Not Annualized


                                19 - SCUDDER BALANCED FUND

                  NOTES TO FINANCIAL STATEMENTS

                A. SIGNIFICANT ACCOUNTING POLICIES

Scudder Balanced Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the year ended December 31, 1996, the Fund utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

                      20 - SCUDDER BALANCED FUND

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

              B. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 1996, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $74,921,734 and $49,705,295 respectively.
Purchases and sales of U.S. Government obligations aggregated
$10,069,606 and $17,986,522, respectively.

                       C. RELATED PARTIES

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of .70% of the Fund's average daily nets assets, computed and accrued daily and payable monthly. The Agreement also provides that if the Fund's expenses exceed

                      21 - SCUDDER BALANCED FUND
specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed not to impose all or a portion of its management fee until April 30, 1997 to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets. For the year ended December 31, 1996, the Adviser imposed fees amounting to $340,364 and the portion not imposed amounted to $387,170.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1996, the amount charged to the Fund by SSC aggregated $201,637, of which $21,167 is unpaid at December 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the year ended December 31, 1996, the amount charged to the Fund by STC aggregated $188,390, of which $20,791 is unpaid at December 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1996, the amount charged to the Fund by SFAC aggregated $42,622 of which $3,630 is unpaid at December 31, 1996.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1996, Trustees' fees and expenses aggregated $37,982.

                      22 - SCUDDER BALANCED FUND

                  REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Balanced Fund including the investment portfolio, as of December 31, 1996, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period January 4, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Balanced Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period January 4, 1993 (commencement of operations) to December 31, 1993 in conformity with generally accepted accounting principles.

Boston, Massachusetts                         COOPERS & LYBRAND L.L.P.
February 7, 1997


                     23 - SCUDDER BALANCED FUND

                      TAX INFORMATION

The Fund paid distributions of $0.74 per share from net long_term capital gains during its fiscal year ended December 31, 1996. Pursuant to section 852 of the Internal Revenue Code, the Fund designates
$4,888,151 as capital gain dividends for its fiscal year ended December
31, 1996.

For corporate shareholders, 29.53% of the income dividends paid during the Fund's fiscal year ended December 31, 1996 qualified for the dividends received deduction.

                     24 - SCUDDER BALANCED FUND

                              Officers and Trustees


Daniel Pierce*
President and Trustee


Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation


Dudley H. Ladd*
Trustee


David S. Lee*
Vice President and Trustee


George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates


Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University, College of Business Administration


Jean C. Tempel
Trustee; Director, General Partner, TL Ventures


Kelly D. Babson*
Vice President


Jerard K. Hartman*
Vice President


William M. Hutchinson*
Vice President


Thomas W. Joseph*
Vice President


Valerie F. Malter*
Vice President


Thomas F. McDonough*
Vice President, Secretary and
Assistant Treasurer


Pamela A. McGrath*
Vice President and Treasurer


Edward J. O'Connell*
Vice President and Assistant Treasurer

                        *Scudder, Stevens & Clark, Inc.


                            25-SCUDDER BALANCED FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------

   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust


Tax Free Money Market+
----------------------

   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*


Tax Free+
---------

   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*


U. S. Income
------------

   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund


Global Income
-------------

   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund


U.S. Growth and Income
----------------------

   Scudder Balanced Fund
   Scudder Growth and Income Fund


U.S. Growth
-----------

  Value

     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth

     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund


Global Growth
-------------

  Worldwide

     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional

     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund


Asset Allocation
----------------

   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio


Retirement Programs
-------------------

   IRA
   SEP IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


                              26-SCUDDER BALANCED FUND

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------
                For existing account services and transactions
                  Scudder Investor Relations -- 1-800-225-5163

                For 24 hour account information, fund information, exchanges, and an overview of all the services available to you
                 Scudder Electronic Account Services -- http://funds.scudder.com

                For information about your Scudder accounts, exchanges and redemptions
                  Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
                For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

                  Scudder Investor Relations -- 1-800-225-2470
                                                Investor.Relations@scudder.com

                  Scudder's World Wide Web Site -- http://funds.scudder.com

                For establishing 401(k) and 403(b) plans
                  Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------
                To receive information about this discount brokerage service and to obtain an application
                  Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
--------------------------------------------------------------------------------
                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:
                   Boca Raton            Chicago               San Francisco
                   Boston                New York
                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.

                For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call:
                1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.
* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC.
** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses.
Please read it carefully before you invest or send money.

                            27-SCUDDER BALANCED FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER